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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 21, 2002


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                     1-10434                 13-1726769
(State or other            (Commission File         (I.R.S. Employer
jurisdiction of                 Number)                Identification
incorporation or                                          Number)
 organization)



     PLEASANTVILLE, NEW YORK                  10570-7000
(Address of principal executive               (Zip Code)
            offices)

              Registrant's telephone number, including area code:
                                 (914) 238-1000


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



ITEM 5.  OTHER EVENTS.
         ------------

     On March 21, 2002, The Reader's Digest Association, Inc., a Delaware corporation, entered into an Asset Purchase Agreement with Reiman Holding Company, LLC, a Delaware limited liability company, and certain equityholders of Reiman Holding Company, LLC, providing for the purchase by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC.

     Filed herewith are the following Exhibits:

     99.1 News release issued by The Reader's Digest Association, Inc. on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, and Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., to analysts and investors on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.3 Presentation delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, and Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., to analysts and investors on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.4 News release issued by The Reader's Digest Association, Inc. on March 21, 2002 relating to recent stockholder matters


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

     (c) EXHIBITS

     NUMBER                           DESCRIPTION
     ------                           -----------

     99.1 News release issued by The Reader's Digest Association, Inc. on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, and Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., to analysts and investors on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.3 Presentation delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, and Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., to analysts and investors on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.4 News release issued by The Reader's Digest Association, Inc. on March 21, 2002 relating to recent stockholder matters

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE READER'S DIGEST ASSOCIATION, INC.


Date:  March 21, 2002
                                      /s/ Michael S. Geltzeiler
                                      ----------------------------------------
                                      Name:    Michael S. Geltzeiler
                                      Title:   Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION
----------                          -----------

     99.1 News release issued by The Reader's Digest Association, Inc. on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, and Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., to analysts and investors on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.3 Presentation delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, and Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., to analysts and investors on March 21, 2002 relating to the acquisition by The Reader's Digest Association, Inc. of substantially all of the assets of Reiman Holding Company, LLC and related matters

     99.4 News release issued by The Reader's Digest Association, Inc. on March 21, 2002 relating to recent stockholder matters